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                                                                  EXHIBIT 10.7.4
                             HQ GLOBAL WORKPLACES

                        MASTER OFFICE SERVICE AGREEMENT

This Master Office Service Agreement ("Master Agreement") is dated November 1,
                                       ----------------
1999 and is entered into in New York, NY by and between HQ GLOBAL WORKPLACES, INC. (hereinafter "HQ") and Annuncio Software (hereinafter "Client").
      ---------------                          -------------------

     1. OFFICE. Client shall execute an Office Service Agreement ("Office Agreement") for each HQ Global Workplaces center location where Client licenses an Office and is provided services by HQ. Furthermore, each Office Agreement shall be attached as a schedule to this Master Agreement. Furthermore, all of the terms and conditions of each Office Agreement shall be incorporated into and become part of this Master Agreement.

     Client shall, as part of the Base Services, be granted a license to use the Office and shall have access to the Office twenty-four (24) hours a day, seven
(7) days a week. HQ agrees to provide office cleaning, maintenance services, electric heating and air conditioning to the Office for normal office use in such reasonable quantities and during such reasonable hours as shall be determined by HQ or the Building. In addition, Client will have reasonable use of HQ common area facilities during normal business hours. Client shall use the Office and common areas of the HQ Global Workplaces center solely for general office use in the conduct of the Client's business. HQ agrees, at its own cost and expense, to furnish and to install furniture, fixtures and equipment that are in HQ's sole opinion necessary to provide suitable office facilities for the Client upon such terms and conditions routinely applicable to the facility; provided that such furniture, fixtures and equipment shall remain HQ's property.

     If, for any reason whatsoever, HQ is unable to provide use of the Office or a mutually agrees upon alternative Office at the time herein agreed, Client may either extend the Commencement Date until the Office becomes available or, as its sole remedy for such failure, cancel and terminate this Agreement if the use of the Office is not available to Client within five (5) business days after written notice to HQ by Client, in which case any prior payments shall be fully refunded. No such failure to provide use of the Office shall subject HQ to any liability for loss or damage, nor affect the validity of this Agreement or the obligations of the Client hereunder.

     HQ will have the right to relocate Client to another office in the HQ Global Workplaces center, and to substitute such other office for the Office licensed hereby, provided such other office is substantially similar in area and configuration to Client's contracted office and provided Client shall incur no increase in the Monthly Base Office Fee or any relocation cost or expense.

     2. SERVICES. HQ agrees, in consideration of the Monthly Base Office Fee, to provide Base Services to Client as described in Schedule "A". From time to time during the Term, HQ may, at its option, make other services available to Client of the nature described in Schedule "B", at fees that are from time to time established by HQ. Fees are subject to change at HQ's discretion, with thirty (30) days written notice to the Client from the HQ Global Workplaces center. HQ shall be under no obligation to provide Schedule "B" services if the monthly cost thereof exceeds the Refundable Services Retainer. In the event Client is in default of this Agreement, HQ may, at its option, cease furnishing any and all services including telephone services.

     Client will not offer to any party in the HQ Global Workplaces center or the Building, any of the services that HQ provides to its clients including, but not limited to, the services described in Schedule "A" or "B".

     Client acknowledges that due to the imperfect nature of verbal, written and electronic communications, neither HQ nor HQ's Landlord or any of its officers, directors, employees, shareholders, partners, agents or representatives shall be responsible for damages, direct or consequential, that may result from the failure of HQ to furnish any service, including but not limited to the service of conveying messages, communications and other utility or services required under this Master Agreement, Office Service Agreement or agreed to by HQ. Client's sole remedy and HQ's sole obligation for any failure to render any service, any error or omission, or any delay or interruption with respect thereto, is limited to an adjustment to Client's billing in an amount equal to the charge for such service for the period during which the failure, delay or interruption continues.

     WITH THE SOLE EXCEPTION OF THE REMEDY SET FORTH IN THIS PARAGRAPH, CLIENT EXPRESSLY AND SPECIFICALLY AGREES TO WAIVE, AND AGREES NOT TO MAKE ANY CLAIM FOR DAMAGES, DIRECT OR CONSEQUENTIAL, INCLUDING WITH RESPECT TO LOST BUSINESS OR PROFITS, ARISING OUT OF ANY FAILURE TO FURNISH ANY SERVICE, ANY ERROR OR OMISSION WITH RESPECT THERETO, OR ANY DELAY OR INTERRUPTION OF THE SAME.

     3. DURATION OF AGREEMENT. This Master Agreement can be terminated by either party upon thirty (30) days written notice provided such notice is in accordance with section 8(G), if and only if all of the licenses for office space granted in accordance with the attached schedules have expired or been terminated.

     Upon any termination of this Master Agreement or any Office Agreement, whether by lapse of time or otherwise, or upon any revocation of Client's license herein granted, the Client shall cease all use of the Office, the HQ Global Workplaces center and all services immediately. For each and every month or portion thereof that Client continues use of the Office after the termination of this Master Agreement or any Office Agreement by lapse of time or otherwise, without the express written consent of HQ. Client shall pay HQ an amount equal to two (2) times the Monthly Base Office Fee computed on a per-month basis for each month or portion thereof that Client continues the use of the Office.

     4. PAYMENTS AND ESCALATIONS. Client agrees to pay to HQ the Monthly Base Office Fee plus applicable sales or use taxes, in advance, on the first day of each calendar month during the initial Term and all extensions thereof, without any deduction, offset, notice or demand. If the Commencement Date shall be other than the first day of a month, fees for any such month shall be prorated. Charges for any Schedule "B" service purchased by Client from HQ shall be due and payable on the 10th of the month following the order for any such service.

     One year after the Commencement Date of an Office Agreement and each and every anniversary date thereafter, the Monthly Base Office Fee will automatically increase by an agreed upon percentage of the Monthly Base Office Fee due for the month preceding such anniversary date. All Monthly Base Office Fees and other sums payable hereunder shall be payable at the office of HQ or at such other location or to any agent designated in writing by HQ. In addition to any other sums due, Client shall pay monthly late charges equal to five percent (5%) of all amounts that have not been paid to HQ within five (5) days of their respective due dates. The parties agree that such late charges are fair and reasonable compensation for costs incurred by HQ where there is

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default in any payment due under this Master Agreement or an Office Agreement.

     Upon the execution of an Office Agreement, Client shall pay HQ or its agent the Refundable Services Retainer. The Refundable Services Retainer need not be kept separate and apart from other funds of HQ, no interest shall be paid thereon, and may be used by HQ to provide Schedule "A" and "B" services under this Master Agreement. In addition to the Refundable Services Retainer, Client will, upon execution of an Office Agreement, pay to HQ the Total Fixed Monthly Charges for the first full month of the initial Term.

     Client agrees that the Refundable Services Retainer shall not be used by Client as payment for the Monthly Base Office Fee for the last month of the Initial Term, or any extension thereof. In the event Client defaults in the performance of any of the terms hereof, HQ may terminate this Master Agreement and the license herein granted and may also use, apply or retain the whole, or any part, of the Refundable Services Retainer for the payment of any service fee or any other payment due hereunder, or for payment of any other sum that HQ may spend by reason of Client's default. If Client shall, at the end of the term of this Master Agreement, have fully and faithfully complied with all of the terms and provisions of this Master Agreement, and surrendered all keys, access cards and building passes, the Refundable Services Retainer, or any balance thereof, shall be returned to Client within forty-five (45) days thereafter

     5. DAMAGES AND INSURANCE. Client will not damage or deface the furnishings, walls, floors or ceilings, nor make holes for the hanging of pictures or make or suffer to be made any waste, obstruction or unlawful, improper or offensive use of the Office or the common area facilities. Client will not cause damage to any part of the Building or the property of HQ or disturb the quiet enjoyment of any other licensee or occupant of the Building. At the termination of this Master Agreement, the Office shall be in as good condition as when Client commenced the use thereof, normal wear and tear excepted. Client agrees to pay for repainting and cleaning fees for each Office occupied less than twelve (12) months by Client, at a cost not to exceed Two Hundred Fifty Dollars ($250.00) per Office. Client is responsible for costs of repairing any damage to office or furniture and to return each office to HQ in good condition. HQ will have the right, at any time and from time to time, to enter the Office to inspect the same, to make such repairs and alterations as HQ reasonably deems necessary, and the cost of any such repair resulting from the act or omission of Client shall be reimbursed to HQ by Client upon demand. HQ shall have the right to show the Office to prospective Clients, provided HQ will use reasonable efforts not to disrupt Client's business.

     HQ or Client and its respective directors, licensors, officers, agents, servants and employees shall not, to the extent permitted by law, except upon the affirmative showing of HQ's or Client's gross negligence or willful misconduct, be liable for, and Client or HQ waives all right of recovery against such entities and individuals for any damage or claim with respect to any injury to person or damage to, or loss or destruction of any property of Client or HQ, its employees, authorized persons and invitees due to any act, omission or occurrence in or about the HQ Global Workplaces center or the Building. Without limitation of any other provision hereof, each party hereto hereby agrees to indemnify, defend and hold harmless the other party hereto, and such other party's officers, directors, employees, shareholders, partners, agents and representatives from and against any liability to third parties arising out of, in the case of Client as an indemnifying party, Client's use and occupancy of the Office or any act or omission constituting gross negligence or willful misconduct of Client or Client's officers, directors, employees, shareholders, partners, agents, representatives, contractors, customers or invitees and, in the case of HQ as an indemnifying party, any act or omission constituting gross negligence or willful misconduct of HQ or HQ's officers, directors, employees, shareholders, partners, agents or representatives. Subject to the foregoing, Client assumes all risk of loss with respect to all personal property of Client, its agents employees, contractors, and invitees, within or about the HQ Global Workplaces center or the Building. Client acknowledges that it is the Client's responsibility to maintain insurance to cover the risks set forth in this paragraph.

     HQ and Client each hereby waive any and all rights of recovery against the other, or against the directors, licensors, officers, agents, servants and employees of the other, for loss of or damage to its property or the property of others under its control, to the extent such loss or damage is covered by any insurance policy.

     If the HQ Global Workplaces center is made unusable, in whole or in part, by fire or other casualty not due to negligence of Client, HQ may, at its option, terminate the Master Agreement upon notice to Client, effective upon such casualty, or may elect to repair, restore or rehabilitate, or cause to be repaired, restored or rehabilitated, the HQ Global Workplaces center, without expense to Client, within ninety (90) days or within such longer period of time as may be required because of events beyond HQ's control. The Monthly Base Office Fee shall be abated on a per diem basis for the portions of the Office that are unusable.

     6. DEFAULT. Client shall be deemed to be in default under this Master Agreement and all executed Office Agreements: (a) if Client defaults in the payment of the Monthly Base Office Fee or other sums due or (b) if Client defaults in the prompt and full performance of any other provision of this Master Agreement or any executed Office Agreements and any such default continues in excess of ten (10) business days after written notice by HQ.

     Should Client be in default hereunder, HQ shall have the option to pursue any one or more of the following remedies without any additional notice or demand whatsoever and without limitation to HQ in the exercise of any remedy:

     (1) HQ may, if HQ so elects, without any additional notice of such election or demand to Client, either forthwith terminate this Agreement and the license to use any portion of the HQ Global Workplaces center, and may enter into the Office and take and hold possession of the contents thereof, without releasing Client, in whole or in part, from the Client's obligations hereunder. In the event of such termination, HQ may, at its option, declare the entire. amount of the Monthly Base Office Fee which would become due and payable during the remainder of the term, to be due and payable immediately, in which event, Client agrees to pay the same at once.

     (2) Pursue any other remedy now or hereafter available to HQ. HQ's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

     7. RESTRICTION ON HIRING. Client agrees that during the term of this Master Agreement and within one (1) year of the termination of this Master Agreement, neither Client nor any of its principals, employees or affiliates will hire directly or as an independent contractor, any person who is at that time, or was during the term of this Agreement, an employee of HQ. In the event of a breach of any obligation of Client contained in this paragraph, Client shall be liable to HQ for, and shall pay to HQ, on demand, liquidated damages in the sum of $25,000.00 for each employee with respect to whom such breach shall occur, it being mutually agreed that the actual damage that would be sustained by HQ as the result of any such breach would be, from the nature of the case, extremely difficult to fix and that the aforesaid liquidated damage amount is fair and reasonable.

     8.   MISCELLANEOUS.

     A. All amendments to this Agreement shall be in writing and signed by all parties. Any other attempted amendment shall be void. The invalidity or unenforceability of any provision hereof shall not affect the remainder hereof.

     B. All waivers must be in writing and signed by the waiving party. HQ's failure to enforce any provision of this Agreement or its acceptance of fees shall not be a waiver and shall not prevent HQ from enforcing any provision of this Agreement in the future. No receipt of money by HQ shall be deemed to waive any default of Client or to extend, reinstate or continue the term hereof.

     C. All Schedules and Addenda attached hereto are hereby incorporated herein by this reference. The laws of the State in

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which the HQ Global Workplaces center is located shall govern this Agreement.

     D. All parties signing this Agreement as a partnership or cosigning individuals shall be jointly and severally liable for all obligations of Client.

     E. Neither Client nor anyone claiming by, through or under Client shall assign this Master Agreement and Office Agreements or permit the use of any portion of the HQ Global Workplaces center by any person other than Client; provided, however, Client may assign this Master Agreement and Office Agreements to an affiliated corporation of Client. In the event of any such permitted assignment, Client shall not thereby be relieved of any of its obligations under this Master Agreement or any Office Agreement.

     F. The Rules and Regulations of the Building and of HQ as defined on Schedule "C" hereto and any additional schedules that may be attached hereto are expressly made a part of this Agreement and Client expressly covenants and agrees to abide by all of such Rules and Regulations and such additional terms, as well as such reasonable modifications to such Rules and Regulations as may be hereafter adopted by HQ.

     G. All notices hereunder shall be in writing. Notices to Client shall be deemed to be duly given if mailed by registered or certified mail, postage prepaid, overnight mail service or hand delivered with proof of delivery addressed to Client at:

       CONTACT: JENNIFER CODE
       CLIENT NAME: ANNUNCIO SOFTWARE
       CLIENT ADDRESS 1: 2440 W. EL CAMINO REAL
       CLIENT ADDRESS 2: SUITE 300
       CLIENT CITY/STATE/ZIP: MOUNTAIN VIEW, CA 94040
       PHONE #: 650-314-6000
       FACSIMILE #: 650-314-6100

     Notice to HQ shall be deemed to be duly given if mailed by registered or certified mail, postage prepaid, overnight mail service or hand delivered with proof of delivery addressed to HQ at the Building and as follows:.

Center Name:                  Madison Avenue at 57th
                              ----------------------
Street Center
-------------
      Address 1:              590 Madison Avenue
                              ------------------
      Address 2:              21st Floor
                              ----------
      City, State, Zip:       New York, NY 10022
                              ------------------
      Attn: Center Manager
      Center Phone:           212-521-4000
                              ------------

WITH COPY TO:

               HQ GLOBAL WORKPLACES, INC.
               15950 NORTH DALLAS PARKWAY
               TOLLWAY PLAZA II, SUITE 400
               DALLAS, TX 75248
               ATTN: LEGAL DEPARTMENT

     H. THIS MASTER AGREEMENT AND THE OFFICE AGREEMENTS ARE NOT INTENDED TO CREATE A LEASE OR ANY OTHER INTEREST IN REAL PROPERTY IN FAVOR OF THE CLIENT, BUT MERELY CREATES A REVOCABLE LICENSE IN ACCORDANCE WITH THE TERMS HEREOF. This Master Agreement and an Office Agreement grant Client the license to use the HQ Global Workplaces center and the Office for the specific purposes herein set forth without diminution of the legal possession or control thereof by HQ and shall be revocable at the option of HQ upon the destruction of the HQ Global Workplaces center or the breach by Client of any term or condition herein set forth. This Master Agreement and Office Agreement are subject and subordinate to any underlying lease or contract of the Building or of the premises comprising the Office or the HQ Global Workplaces center as such lease or contract may be amended from time to time. (such underlying lease or contract together with any amendments, is hereinafter referred to as the "Master Lease"). An Office Agreement shall terminate simultaneously with the termination of the corresponding HQ Global Workplaces center operation for any reason. Client is not a party to nor shall Client have any rights under the Master Lease.

     I. Client acknowledges that each HQ Global Workplaces center will comply with U.S. Postal Service regulations regarding Client mail and, upon termination of this Agreement, it will be Client's responsibility to notify all parties of termination of the use of the above described address, assigned telephone number and facsimile numbers. For a period of thirty (30) days after the termination of this Agreement, HQ will, at Client's written request and cost, provide Client's new telephone number and address to all incoming callers and will hold or forward to Client once a week all mail, packages, and facsimiles.

     J. HQ may assign this Agreement and/or any fees hereunder and Client agrees to attorn to any such assignee.

     K. In the event any dispute arises between HQ and Client concerning this Master Agreement or any Office Agreement and the rights and obligations hereunder HQ shall have the option, but not the obligation, of submitting the matter to arbitration on an expedited basis, pursuant to the procedure established by the American Arbitration Association in the metropolitan area in which the Facility is located. The decision of the arbitrator shall be binding on the parties. The non-prevailing party as determined by the arbitrator shall pay the prevailing parties attorney's fees and costs of the arbitration. Furthermore, if a court decision prevents or HQ elects not to submit this matter to arbitration, then the non-prevailing party as determined by the court shall pay the prevailing parties reasonable attorney's fees and costs.

     L. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

HQ GLOBAL WORKPLACES, INC.

By:  /s/ Jennifer Susser
     ------------------------
     Authorized Signature

     Jennifer Susser
     ---------------
     Print Name

Its: Center Manager
     --------------

CLIENT: ANNUNCIO SOFTWARE
        -----------------

By:  /s/ Didier Moretti
     -----------------------
     Authorized Signature

     DIDIER MORETTI
     --------------
     Print Name

Its: President & CEO
     ---------------

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SCHEDULE "A"                           SCHEDULE "B"

BASE SERVICES                          ADDITIONAL SERVICES

 . Furnished Executive Office           Word Processing Services

 . Furnished and Decorated Reception    Secretarial Services

  Area

 . Professional Receptionist,           Facsimile Services

  Message Center, and Office

  Manager                              Copy and Binding Services

 . Use of Furnished, and Audio-Visual   Outgoing Mail & Express Delivery Services

  Equipped Conference Rooms, 4 hours   Additional Office Furniture

  per office per month at no charge    Specialized Equipment

  with a maximum of 4 hours per        Printing & Office Supplies

  company

 . Prestigious Business Address         Miscellaneous Purchasing Services

 . Building Lobby Directory Listing*    Catering & Beverage Services

 . Facsimile Number for Client's Use    Paging Services

 . Mail and Package Receipt             Telephone Equipment

 . Utilities and Janitorial Service     Specialized Telephone Services

 . Building Operating Expenses          Local & Long Distance Telephone Service

- Courtesy Network Access              Excess Conference Room Usage

                                       Other Client Requested Services*

*Where available

                                        *Where available

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                                 SCHEDULE "C"

                             RULES AND REGULATIONS

     1. Client's employees and guests will conduct themselves in a businesslike manner; proper business attire will be worn at all times; the noise level will be kept to a level so as not to interfere with or annoy other clients and Client will abide by HQ's directives regarding security, keys, parking and other such matters common to all occupants.

     2. Client agrees to use chair mats and desk pads in the Office(s) and any damage from failure to use the same will be the responsibility of Client. Client will not affix anything to the windows, walls or any other part of the Office(s) or the HQ Global Workplaces center or make alterations or additions to the Office(s) or the HQ Global Workplaces center without the prior written consent of HQ.

     3. Client will not prop open any corridor doors, exit doors or door connecting corridors during or after business hours.

     4. Client can only use public areas with the consent of HQ and those areas must be kept neat and attractive at all times.

     5. All corridors, halls, elevators and stairways shall not be obstructed by Client or used for any purpose other than egress and ingress.

     6. No advertisement or identifying signs, other than provided by HQ, or other notices shall be inscribed, painted, or affixed on any part of the corridors, doors or public areas.

     7. Client shall not, without HQ's prior written consent, store or operate in the Office(s) or the HQ Global Workplaces center any computer (excepting a personal computer) or any other large business machine, reproduction equipment, heating equipment, stove, radio, stereo equipment or other mechanical amplification equipment, vending or coin operated machine, refrigerator or coffee equipment, or conduct a mechanical business therein, do any cooking therein, or use or allow to be used in the Building, oil burning fluids, gasoline, kerosene for heating, warming or lighting. No article deemed hazardous on account of fire or any explosives shall be brought into the HQ Global Workplaces center. No offensive gases, odors or liquids will be permitted. No fire arms will be permitted.

     8. The electrical current shall be used for ordinary lighting purposes only unless written permission to do otherwise shall first have been obtained from HQ at an agreed cost to Client.

     9. If Client requires any special installation or wiring for electrical use, telephone equipment or otherwise, such wiring shall be done at Client's expense by the personnel designated by HQ.

     10. Client may not conduct business in the hallways, reception area or any other area except in its designated Office(s) without the prior written consent of HQ.

     11. Client will bring no animals other than seeing-eye dogs in the company of blind persons into the Building.

     12. Client shall not remove furniture, fixtures or decorative material from the Office(s) without the written consent of HQ and such removal shall be under the supervision and regulations of the HQ Global Workplaces center.

     13. Client will not use the HQ Global Workplaces center for manufacturing or storage of merchandise except as such storage may be incidental to general office purposes.

     14. Client will not occupy or permit any portion of the HQ Global Workplaces center to be occupied or used for the manufacture, sale, gift or use of liquor, narcotics or tobacco in any form.

     15. Client will not use the Office(s) for lodging or sleeping or for any immoral or illegal purposes.

     16. No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the HQ Global Workplaces center by Client nor shall any changes be made on existing locks or the mechanisms thereof.

     17. Client shall, before leaving the Office(s) unattended for an extended period of time, close and securely lock all doors and shut off all lights and other electrical apparatus. Any damage resulting from failure to do so shall be paid by Client.

     18. Canvassing, soliciting and peddling in the Building are prohibited and Client shall not solicit other clients for any business or other purpose without the prior written approval of HQ.

     19. All property belonging to Client or any employee, agent or invitee of Client shall be at the risk of such person only and HQ shall not be liable for damages thereto or for theft or misappropriation thereof.

     20. If Client does not remove any property belonging to Client from the HQ Global Workplaces center by the end of the term, at the option of HQ, Client shall be conclusively presumed to have conveyed such property to HQ under this Agreement as a bill of sale without further payment or credit by HQ to Client and HQ may remove the same and Client shall pay HQ all costs of such-removal upon demand.

     21. Smoking shall be prohibited in all public areas, including conference and training rooms. No smoking shall be permitted at any time in any area of the HQ Global Workplaces center (including open offices and workstations); provided, however, with the prior written consent of HQ, smoking shall be permitted in Client's Office(s), but only with the door closed, and then only cigarette smoking will be permitted so long as client provides an air filter device acceptable to HQ, unless the entire Building has been designated non-smoking, in which case smoking is not permitted in the Office(s). Cigar and pipe smoking are prohibited in all areas of the HQ Global Workplaces center.

     22. Client will use only telecommunications systems and services as provided by HQ. Client will pay to HQ a monthly equipment rental fee for the use of each telephone instrument and voice lines. In the event HQ discontinues the offering of long distance service, Client will provide its own long distance service through a locally accessed long distance carrier.

     23. Client or Client's officers, directors, employees, shareholders, partners, agents, representatives, contractors, customers, or invitees shall be prohibited from participating in any type of harassment, verbal or physical in the HQ Global Workplaces center for any reason.

HQ reserves the right to make such other rules and regulations as in its judgement may from time to time be needed for the safety, care and cleanliness of the offices. HQ shall have no responsibility to Client for the violation or non-performance by any other HQ clients of any of the Rules and Regulations but shall use reasonable efforts to uniformly enforce all Rules and Regulations.

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                                  ADDENDUM TO
                        MASTER OFFICE SERVICE AGREEMENT
                                    BETWEEN
            HQ GLOBAL WORKPLACES, INC. AND ANNUNCIO SOFTWARE, INC.

This Addendum is made as of November _____, 1999, to Master Office Service Agreement ("Agreement") by and between HQ Global Workplaces, Inc. ("HQ") and Annuncio Software, Inc. ("Annuncio"). In consideration of the mutual promises contained herein, the Agreement by and between HQ and Annuncio is modified as follows:

1) In Section 5, on page 2, the second paragraph, beginning "HQ or Client and its respective directors ...", shall be deleted in its entirety and replaced by the following:

          HQ or Client and its respective directors, licensors, officers, agents, servants and employees shall not, to the extent permitted by law, except upon the-affirmative showing of HQ's or Client's gross negligence or willful misconduct, be liable for, and Client and HQ waives all right of recovery against such entities and individuals for any damage or claim with respect to any injury to person or damage to, or loss or destruction of any property of Client or HQ, its employees, authorized persons and invitees due to any act, omission or occurrence in or about the HQ Global Workplaces Center or the Building. Without limitation of any other provision hereof, each party hereto hereby agrees to indemnify, defend and hold harmless the other party hereto, and such other party's officers, directors, directors, employees, shareholders, partners, agents and representatives from and against any liability to third parties, including Client's invitees and authorized persons, arising out of the, in the case of the Client as an indemnifying party, Client's use and occupancy of the Office or-any act or omission constituting gross negligence or willful misconduct of Client or Client's officers, directors, employees, shareholders, partners, agents, representatives, contractors, customers or invitees; and in the case of HQ as an indemnifying party, any act or omission constituting gross negligence or willful misconduct of HQ's officers, directors, employees, shareholders, partners, agents or representatives. Subject to the foregoing, Client assumes all risk of loss with respect to all personal property of Client, its agents employees, contractors, and invitees, within or about the HQ Global Workplaces Center or the Building. Client acknowledges that it is the Client's responsibility to maintain insurance to cover the risks set forth in this paragraph.

2) In Section 6, on page 2, after the second paragraph, the following shall be added in its entirety:

          If HQ is in default for full and prompt performance of any provision of the Master Agreement or any Office Agreement and any such default continues in excess of ten (10) business days after written notice from Client, Client may exercise any remedies available pursuant to the terms of this Agreement, at law or in equity.

3) On page 2, Section 8(B) shall be deleted in its entirety and replaced by the following:

          All waivers must be in writing and signed by all parties. The parties' failure to enforce any provisions of this Agreement or the acceptance of fees or use of the Office shall not be a waiver and shall not prevent the parties from enforcing any provision in the future.

4) On page 3, Section 8(E) shall be deleted in its entirety and replaced by the following:

          Neither Client nor anyone claiming by, through or under Client shall assign this Master Agreement and Office Agreement or permit the use of any portion of the HQ Global Workplaces center by any person other than Client; provided, however, that Client may assign this Master Agreement and Office Agreements to an affiliated corporation of Client or pursuant to a corporate reorganization, merger or acquisition. In the event of any such permitted assignment, Client shall not thereby be relieved of any of its obligations under this Agreement or any Office Agreement.

5) On page 3, Section 8(J) shall be deleted in its entirety and replaced by the following:

          HQ may assign this Agreement and/or any fees hereunder, provided that any assignee agrees to abide by the terms of this Agreement, and Client agrees to attorn to any such assignee.

HQ GLOBAL WORKPLACES, INC.                 ANNUNCIO SOFTWARE, INC.

BY: /s/ Jennifer Susser                   BY: /s/ Didier Moretti
    -------------------------                 -------------------------
    AUTHORIZED SIGNATURE                      AUTHORIZED SIGNATURE

JENNIFER SUSSER                            DIDIER MORETTI
                                           --------------
CENTER MANAGER                             PRINTED NAME

                                           President & CEO
                                           ---------------
                                           TITLE

                              HQ GLOBAL WORKPLACES
                             OFFICE SERVICE AGREEMENT

This Agreement is dated NOVEMBER 1, 1999 entered into in NEW YORK, NY (CITY &
                        ----------------                 ------------
STATE OF CENTER) for the MADISON AVENUE AT 57TH STREET (CENTER) located at 590
                         -----------------------------                     ---
MADISON AVENUE 21ST FLOOR NEW YORK, NY 10022 (CENTER ADDRESS) by and between HQ
--------------------------------------------
Global Workplaces, Inc. (HEREINAFTER "HQ") and ANNUNCIO SOFTWARE (HEREINAFTER
                                               -----------------
"CLIENT").


HQ and Client agree that HQ shall grant to Client for and in consideration of the agreements and fee(s) set forth herein and in the Master Office Service Agreement dated NOVEMBER 1, 1999, a license to use the Office(s) as from time to
                ----------------
time designated by HQ and, in common with HQ's other clients. Client's license to use HQ Global Workplaces' center and services, shall be in accordance with the terms hereof and the Master Office Service Agreement. All of the terms and conditions of the Master Office Service Agreement shall be included in and shall control this Agreement. This Agreement shall be attached to and become part of the Master Office Service Agreement.

I. BASIC TERMS. Stated below are the basic terms of this Agreement and all provisions of the Master office Service Agreement are to be read in accord therewith:

          A. Base Services: HQ's Complete Executive Office Program, including the use of executive offices complete with professional administrative staff and such other inclusive services are as defined in Schedule "A" (attached to the Master Office Service Agreement.)

          B. Additional Services: Access to additional business services for purchase as needed by Client, including secretarial, administrative, telecommunications support and such other services are as defined in Schedule "B" (attached to the Master Office Service Agreement.)

          C.   Center Name: MADISON AVENUE AT 57TH STREET CENTER
                            ------------------------------------

          D.   Center Address: 590 MADISON AVENUE 21ST FLOOR NEW YORK, NY 10022
                               ------------------------------------------------

          E.   Office number(s): 2105, having a maximum occupancy capacity of 4
                                 ----                                         -
               person(s).

               # OF PERSONS        MONTHLY BASE
OFFICE #(S)    PER OFFICE          OFFICE FEE

2105           4                   $4,020.00
                                   $
                                   $
                                   $
                                   $
                                   $
TOTAL:                             $
------
OFFICES        PEOPLE

          F.   Commencement Date:             DECEMBER 1, 1999
                                              ----------------
          G.   Initial Term:                  6 MONTHS
                                              --------
          H.   End of Initial Term:           MAY 31, 2000
                                              ------------
          I.   Total Fixed Monthly Charges:   $4,470.00
                                              ---------
          J.   Refundable Services Retainer:  $6,705.00
                                              ---------


          K. Automatic Annual Anniversary Renewal Increase of six (6%) percent.

          L. Client represents and warrants to HQ that there are no agents, brokers, finders or other parties except GRUBB & ELLIS, ROB MCMULLEN, with whom Client has dealt who are or may be entitled to any commission or fee with respect to this Agreement unless noted in this section.

          M-a. Based upon a twelve, six or three month term, and upon the Ending of the Initial Term (as stated above), or any extension thereof, the term of this Agreement and the license herein granted shall be automatically extended for the same period of time as the Initial Term, upon the same terms and conditions as contained herein, unless either party gives notice to the other in writing to the contrary at least sixty (60) days prior to the End of Initial Term if Client has licensed the use of two (2) or less offices or (90) days if Client has licensed the use of three (3) or more offices.

Or

          M-b. Based upon a one month term, and upon the Ending of Initial Term
               (as stated above), this Agreement and the license herein granted shall be automatically extended for the same period of time as the Initial Term, upon the same terms and conditions as contained herein, unless either party gives notice to the other in writing to the contrary at least thirty (30) days prior to the End of the Initial Term.

                                    1 of 2

All notices hereunder shall be in writing. Notices to Client shall be deemed to be duly given if mailed by registered or certified mail, postage prepaid, overnight mail service or hand delivered with proof of delivery addressed to Client at:

     Contact:                    JENNIFER CODE
                                 -------------
     Client/Company Name:        ANNUNCIO SOFTWARE
                                 -----------------
     Client Address 1:           2440 W. EL CAMINO REAL
                                 ----------------------
     Client Address 2:           SUITE 300
                                 ---------
     Client City, State, Zip:    MOUNTAIN VIEW, CA 94040
                                 -----------------------
     Phone:                      650-314-6000
                                 ------------

Notice to HQ shall be deemed to be duly given if mailed by registered or certified mail, postage prepaid, overnight mail service or hand delivered with proof of delivery addressed to HQ at the Building and as follows:

     Center Name:                MADISON AVENUE AT 57TH STREET CENTER
                                 ------------------------------------
     Address 1:                  590 MADISON AVENUE
                                 ------------------
     Address 2:                  21ST FLOOR
                                 ----------
     City, State, Zip:           NEW YORK, NY 10022
                                 ------------------
     Attn:                       CENTER MANAGER
                                 --------------
     Center Phone:               212-521-4000
                                 ------------

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

HQ GLOBAL WORKPLACES, INC.                   CLIENT: ANNUNCIO SOFTWARE
                                                     -----------------

By: /s/ Jennifer Susser                      By: /s/ Didier Moretti
    _______________________                      ___________________________
    Authorized Signature                         Authorized Signature

Jennifer Susser                              DIDIER MORETTI
---------------                              --------------
Print Name                                   Print Name

Its: Center Manager                          Its: President & CEO
     --------------                               ---------------

                                             IF A PARTNERSHIP:

                                             By: ________________________
                                                 Authorized Signature

                                             -------------------------
                                             Print Name

                                             Its: _______________________

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